Exhibit 23




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-41534, 333-30008, 33-2-
7706, 33-42954, 33-45054, 33-58835 and 33-344953 of Standex
International Corporation on Form S-8 of our reports dated
August 15, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of Standex International
Corporation for the year ended June 30, 2000.




/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts

September 26, 2000